[NATIONSFUNDS LOGO]



                                                    [GRAPHIC OF TREE]

                                            INVESTMENTS FOR A LIFETIME(SM)


                                                         LIFEGOALS


                                                         LifeGoal
                                                         Income And Growth
                                                         Portfolio

                                                         LifeGoal
                                                         Balanced Growth
                                                         Portfolio

                                                         LifeGoal
                                                         Growth
                                                         Portfolio



             ANNUAL REPORT FOR THE
             YEAR ENDED MARCH 31, 1999




[GRAPHIC DEPICTING FACES]

This Report is submitted for
the general information of
shareholders of Nations Funds.
This material must be preceeded or
accompanied by a current Nations
Funds prospectus.

Nations Funds Distributor
Stephens Inc. Stephens Inc. which
is not affiliated with Bank of
America National trust and
Savings Association or
NationsBank, N.A. is not a bank,
and securities offered by it are not
guaranteed by any bank or insured
by the FDIC. Stephens Inc., member
NYSE, SIPC.

Nations Funds Investment Adviser:
NationsBanc Advisors, Inc.


  [ARROW GRAPHIC]
     NOT FDIC
     INSURED

 MAY LOSE VALUE

NO BANK GUARANTEE


                                   [GRAPHIC DEPICTING BASKET]

Presidents'
Message
                           Dear Shareholder:

                           We'd like to thank you for being a part of the Nations Funds family. Your continued trust and confidence are greatly appreciated. Many noteworthy events have taken place during the past year. Let's take a look.

                           A ROLLER-COASTER-RIDE OF A YEAR

                           We know the past 12 months have proved to be quite an unsettling time for investors. You've seen major market indexes reach all-time highs, even after the significant market volatility of late summer-early fall 1998. Much of the volatility was attributed to financial crises in Brazil and Russia, the continuing malaise in Asia, as well as a slowdown in U.S. corporate earnings growth. However, the Federal Reserve Board came to the rescue in late September with the first of three successive cuts in interest rates. By year-end, investors were feeling confident once again and many stocks had soared, moving the Dow Jones Industrial Average closer to the 10,000 milestone.*

                           While some stock indexes had another impressive year of double-digit performance -- the Standard & Poor's 500 Composite Stock Price Index (S&P 500)** of large-company stocks was up 18.46% for the 12 months ending March 31, 1999 -- focusing on these particular indexes doesn't give you the complete picture. For example, during the same 12-month period, the Standard & Poor's MidCap 400 Index*** posted a gain of only 0.43% and the Russell 2000 Index(+) of small-company stocks actually posted negative performance of -16.20%. There was even divergence among the stocks in the S&P 500, with the performance of the 25 largest stocks accounting for approximately 70% of the Index's return.

                           THE VALUE OF ADVICE

                           Diversification, along with a long-term perspective, are among the best tools for investors to weather changing markets and create a balanced investment portfolio. That's where the value of professional financial advice comes in. The role of a good financial adviser, especially during volatile times, is to help you make smart investment decisions that help you pursue your long-term goals. During last year's downturn in

                           * The Dow Jones Industrial Average is a
                           price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. It is unmanaged and unavailable for investment.

                           ** The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

                           *** The Standard & Poor's MidCap 400 Index is a market-value weighted index that measures the market value of 400 domestic stocks chosen for market size, liquidity and industry representation. It is unmanaged and unavailable for investment.

                           + The Russell 2000 Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. It is unmanaged and unavailable for investment.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Presidents'
Message continued...

                           the markets, many mutual fund shareholders who invested through a financial adviser remained calm and ignored short-term corrections.

                           Today, these same investors are probably glad they did, as the markets continue their generally upward trend. Of course, history tells us that these trends do not continue indefinitely, and our belief is that the best way to weather changing market conditions is by working with a professional financial adviser.

                           YOUR MANAGERS OF DISTINCTION(SM)

                           Financial advisers are there to guide and assist you, but it also helps to invest with a company that has experienced fund managers who have weathered various market cycles over time. At Nations Funds, we call them our Managers of Distinction(SM).

                           In bringing you the wide range of funds we offer, we've carefully selected a roster of specialized investment management firms. Nations Funds Managers of Distinction(SM) are all seasoned and well-respected investment firms. We are pleased to bring this talent together in one place to offer you a variety of distinct money management styles.

                           And, our fund family should get even better with the completion of our merger with Pacific Horizon
                           Funds -- the largest merger in mutual fund history -- anticipated for May. Together, the new Nations Funds family will be able to offer you an even broader selection of mutual funds.

                           Of course, customer service continues to be of tremendous importance to us and, for the second year in a row, Nations Funds received the Key Honors award for superior customer support from DALBAR, Inc. -- an independent evaluator of customer service in the mutual fund industry. Our commitment is to provide you with the best products and services, and we will seek to continue to do so in the coming year.

                           We are excited about the past year and the opportunities ahead of us. If you have any questions or comments on your annual report, please contact us at 1.800.321.7854 or e-mail your comments to us via our Web site at www.nationsbank.com/nationsfunds.

                           Once again, thank you for being a part of the Nations Funds family.

                           Sincerely,

                           /s/ A. Max Walker                             /s/ Robert H. Gordon
                           A. Max Walker                                 Robert H. Gordon
                           President and Chairman                        President
                           of the Board                                  NationsBanc Advisors, Inc.

                           March 31, 1999

                           P.S. On May 21, 1999, the Nations Funds/Pacific Horizon Funds merger was successfully completed.

Table
Of
Contents

                                       NATIONS FUNDS SPECTRUM                                         2
                                       ECONOMIC OVERVIEW                                              4
                                       PORTFOLIO COMMENTARY
                                       Nations LifeGoal Income And Growth Portfolio                   6
                                       Nations LifeGoal Balanced Growth Portfolio                    10
                                       Nations LifeGoal Growth Portfolio                             14
                                       FINANCIAL STATEMENTS
                                       Statements of Net Assets                                      19
                                       Statements of Operations                                      22
                                       Statements of Changes in Net Assets                           23
                                       Schedules of Capital Stock Activity                           25
                                       Financial Highlights                                          28
                                       Notes to Financial Statements                                 34

                                       ---------------------------------------------------------------------------------
                                           Nations Funds                [Dalbar Logo]
                                           Recognized For
                                           Outstanding                  DALBAR, Inc., is a well-respected research firm
                                           Customer Service             that measures customer service levels and
                                                                        establishes benchmarks in the financial services
                                           In recognition of our        industry.
                                           commitment to retail
                                           shareholders through
                                           consistently providing
                                           superior customer service,
                                           Nations Funds was awarded
                                           DALBAR Key Honors in 1997
                                           and 1998.
                                       ---------------------------------------------------------------------------------

THE
NATIONS FUNDS
FAMILY AT A GLANCE

POTENTIAL RETURN


                                                                                                             GROWTH & INCOME
                                                                                                            ------------------
                                                      CURRENT INCOME
------------------------------------------------------------------------------------------------------------------------------
          LIQUIDITY
----------------------------------------------
MONEY                      SHORTER                    INTERMEDIATE                LONGER TERM               LARGE
MARKET                     MATURITY                   MATURITY                    DOMESTIC                  CAPITALIZATION
FUNDS                      BOND FUNDS                 BOND FUNDS                  BOND FUNDS                VALUE FUNDS
-----                      ----------                 ----------                  ----------                -----------
*Nations                   *Nations Short-            *Nations                    *Nations                  *Nations
  Prime Fund                 Intermediate               Strategic Fixed             Diversified               Value Fund
                             Government                 Income Fund                 Income Fund
*Nations Government          Fund                                                                           *Nations
  Money Market                                        *Nations                    *Nations                    Managed
  Fund                     *Nations                     Government                  U.S. Government           Value Index
                             Short-Term                 Securities Fund             Bond Fund                 Fund
*Nations                     Income Fund
  Treasury Fund                                       *Nations                    *Nations                  *Nations
                           *Nations Short-              Intermediate                Municipal                 Balanced Assets
*Nations Tax                 Term Municipal             Municipal                   Income Fund               Fund
  Exempt Fund                Income Fund                Bond Fund
                                                                                  *Nations
                                                      *Nations                      State-Specific
                                                        State-Specific              Long-Term
                                                        Intermediate                Municipal Bond
                                                        Municipal Bond              Funds
                                                        Funds

                               RISK (VARIABILITY)

                                                                                                         [NATIONS FUNDS LOGO]
                                                                                               INVESTMENTS FOR A LIFETIME(SM)
                                                                                                             POTENTIAL RETURN

                                                                              AGGRESSIVE GROWTH
                                                 -----------------------------------------------------------------------------
                         GROWTH
-------------------------------------------------------------------
          GROWTH & INCOME
-------------------------------------------
LARGE
CAPITALI-                LARGE                                        MID                 SMALL               REGION-SPECIFIC
ZATION                   CAPITALIZATION           INTERNATIONAL       CAPITALIZATION      CAPITALIZATION      INTERNATIONAL
FUNDS                    GROWTH FUNDS             EQUITY FUNDS        FUNDS               FUNDS               FUNDS
-----                    ------------             ------------        -----               -----               -----
*Nations                 *Nations                 *Nations            *Nations            *Nations            *Nations
  Marsico Growth           Marsico Focused          International       Emerging            Small Company       Emerging
  & Income Fund            Equities Fund            Value Fund          Growth Fund         Growth Fund         Markets Fund

*Nations                 *Nations                 *Nations                                *Nations
  Equity                   Disciplined              International                           Managed
  Index Fund               Equity Fund              Growth Fund                             SmallCap
                                                                                            Index Fund
*Nations                 *Nations                 *Nations
  Managed                  Capital Growth           International                         *Nations
  Index Fund               Fund                     Equity Fund                             Managed
                                                                                            SmallCap
*Nations                 *Nations                                                           Value Index
  Equity                   Strategic Equity                                                 Fund
  Income Fund              Fund

                                                      RISK (VARIABILITY)

LIFEGOAL PORTFOLIOS

*LifeGoal Income And Growth Portfolio

*LifeGoal Balanced Growth Portfolio

*LifeGoal Growth Portfolio

Economic
Overview
                           The U.S. economy expanded strongly and the stock market surged for the 12 months ending March 31, 1999.

                           Declining interest rates, confident consumers, healthy corporate capital spending and an expanding housing industry all helped propel the economy and fuel a persistent rally in stocks, particularly of large-capitalization companies. It was an event-filled period, punctuated by abrupt changes in investor sentiment and even some signs of a slowing of growth in the middle of the year. Through it all, the nation's Gross Domestic Product (the market value of the goods and services produced) grew. In 1998, the growth rate was an estimated 3.6%, only slightly less than the healthy 3.9% growth rate of 1997.

                           Upon closer examination, the story of the 12-month period actually was a tale of two economies -- a strong consumer economy and a weak industrial sector. Solid employment growth and increased real disposable personal income translated to a high level of consumer confidence. Industries linked closely to consumer behavior -- including autos, housing and retail -- were quite strong. At the same time, a number of factors contributed to weakness on the industrial side of the economy. The economic problems of some of our key trading partners, combined with the strength of the U.S. dollar, led to sluggishness in exports. While the evidence remains mixed, the worst of these problems for industrial industries may be ending. The most recent view of the National Association of Purchasing Managers, for example, is that manufacturing conditions in the U.S. may have bottomed.

                           Inflation, as measured by the Consumer Price Index, averaged 1.5% in 1998, following a 2.3% rise in 1997. Lower food and energy prices, combined with cheaper import prices, contributed significantly to the tame inflation picture. The low inflation rate came despite a low unemployment rate of 5% or less for most of the year. In the past, low unemployment accompanied by growth in money supply has tended to fuel inflation. However, that did not happen last year, as concerns about a worldwide credit crunch, global recession and deflation acted as a brake on inflation. The U.S. Federal Reserve Board moved away from its tight monetary policy stance of early 1998 and cut short-term interest rates three successive times in the fall, easing the availability of credit and liquidity. As we entered the second calendar quarter of 1999, economists were debating what the next move of the Federal Reserve Board might be.

                           If the economic story during the period was split into two sections -- consumer and industrial -- the year in the stock market

                           Source for all statistical data -- TradeStreet Investment Associates, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Economic
Overview continued...

                           was divided into three periods. For the first seven months, the market steadily progressed, peaking in July. Then, the market abruptly reversed course, diving in August through early October as international concerns -- starting with the devaluation of the Russian ruble -- overwhelmed relatively benign reports about the U.S. economy. However, the Federal Reserve Board's actions helped restore confidence, and the market went on to new highs in late 1998 and early 1999.

                           The fiscal year also encompassed several different periods for bond market investors. Earlier in the year, investor uneasiness about the possibility of a revival of inflation worried the bond market, and interest rates tended to rise and bond prices slumped going into the summer of 1998. That situation changed dramatically with the Russian economic crisis of April. Fears about a global economic slowdown drove investor dollars toward only the highest quality securities -- principally U.S. Treasuries, and interest rates fell sharply. This period of investor anxiety ended in early October, however, as the Federal Reserve Board's intervention calmed the markets. For the remainder of the fiscal year, corporate and mortgage-backed securities -- with yield spread advantages over U.S.
                           Treasuries -- tended to return to favor.

                           International economic forces continue to send mixed signals. In early 1999, we could see scattered signs of an economic turnaround in Southeast Asia. Japan was beginning to reform its banking system, and investors were waiting to see the impact of an injection of 40 trillion yen into the banking system. Japan suffered through its worst economic performance in 50 years during 1998. The key to its economic rebound will be how quickly the business community, consumers and investors regain confidence. Worth watching will be whether Japan's export industry can grow. Elsewhere, the international scene provided additional signs of progress. The International Monetary Fund (IMF) finally received funding from the U.S. Congress, easing investor concerns. The devaluation of the real -- the Brazilian currency -- seemed to be postponed, but Brazil's government remained under pressure to carry out needed economic reforms.

                           But if U.S. investors found reasons for guarded optimism in some international developments, they also found sources for concern. China appeared unable to meet its ambitious growth targets and Hong Kong's economy remained under pressure. The world continued to watch to see whether China would feel pressure to devalue its currency. Meanwhile, the ability of Russia to pay its bills remained in doubt and the Russian domestic political situation raised questions as Foreign Minister Primakov took over day-to-day decision-making from an ailing Boris Yeltsin.

Economic
Overview continued...

                           Our outlook for 1999 calls for a possible slowing, but not reversal, of the domestic economic expansion. In light of reports of a slowdown in employment growth, a reduction in capital spending and continued sluggishness in international trade, we think economic expansion may have peaked. However, we still see room for continued growth in 1999 at lower levels than in 1998, perhaps at a rate of between 3% and 3.5%.

                           Viewing the domestic stock market in early 1999, the big question is whether the third quarter of 1998 represented a bottom for earnings and for stock prices. Given expectations of a slowing of U.S. economic growth and continued sluggishness in the global economy, investors are concerned about corporate earnings expectations for 1999. However, we do not think the most recent stock market levels reflected these investor concerns.

                           In the bond market, we see the potential of a more stable interest rate climate over the next several months, with the possibility of less dramatic changes in investor sentiment than we saw over the past 12 months.

                           We believe the direction of the markets will depend greatly on the economy's ability to continue to move forward at a controlled pace.

                           C. Thomas Clapp
                           Chief Equity Investment Officer
                           TradeStreet Investment Associates, Inc.

                           March 31, 1999

Nations
LifeGoal Income And Growth
Portfolio Portfolio Manager Commentary*

                                         In the following interview, Mr. Clapp shares his views on
                                         Nations LifeGoal Income And Growth Portfolio's performance for the 12-month period ended March 31, 1999, and his
                                         current outlook.

PORTFOLIO MANAGER                        PLEASE DESCRIBE THE PORTFOLIO'S INVESTMENT STYLE AND
C. Thomas Clapp, CFA, is a               PHILOSOPHY.
Co-Portfolio Manager of Nations          Nations LifeGoal Income And Growth Portfolio is the most
LifeGoal Income And Growth               conservative of the three Nations LifeGoal Portfolios. We
Portfolio and Chief Equity               allocate a relatively small percentage of assets to stock
Investment Officer for TradeStreet       funds in order to achieve some growth potential and protect
Investment Associates, Inc., the         against inflation; primarily, however, this Portfolio
investment sub-adviser to the            invests in bond funds to seek to provide current income and
Portfolio.                               to help reduce the risks associated with a pure stock
INVESTMENT OBJECTIVE                     investment. By diversifying investments across various
The Portfolio seeks current income       Nations Funds mutual funds, Nations LifeGoal Income And
and modest growth to protect             Growth Portfolio allows investors to participate in short-
against inflation and to preserve        to intermediate-term bond funds, large- and
purchasing power.                        small-capitalization domestic stock funds and stock funds
PERFORMANCE REVIEW                       that invest internationally.
For the 12-month period ended            WHAT WERE THE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
March 31, 1999, Nations LifeGoal         REPORTING PERIOD?
Income And Growth Portfolio              During the 12 months ended March 31, 1999, investors enjoyed
Investor A Shares provided a total       a nearly ideal economic environment in which to manage their
return of 6.92%.**                       investments. The U.S. economy grew at a manageable rate,
                                         corporate profits slowed somewhat but were strong overall, and inflation remained benign. Against this favorable
                                         backdrop, most stock indices posted solid gains. Bond market returns were also positive, thanks in part to lower
                                         short-term interest rates and to the prospect of continued
                                         federal budget surpluses that would significantly reduce the government's borrowing needs.
                                         IN BROAD TERMS, HOW DID THE VARIOUS ASSET CLASSES PERFORM
                                         DURING THE PERIOD?
                                         In general, these were the performance trends among the
                                         major asset classes (types of investments):
                                         --  Stocks outperformed bonds
                                         --  Large-capitalization stocks performed better than small-
                                             capitalization stocks
                                         --  Growth stocks delivered better results than value stocks
                                         --  Bonds had better returns than money market securities

                                         *The outlook for this Fund may differ from that presented
                                         for other Nations Funds mutual funds.
                                         **The performance shown does not reflect the maximum
                                         front-end sales charge of 5.75% that may apply to purchases of Investor A Shares. For standardized performance, please refer to the "Fund Performance" table.
                                         Source for all statistical data -- Tradestreet Investment
                                         Associates, Inc.
                                         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
LifeGoal Income And Growth
Portfolio Portfolio Manager Commentary continued...

                                         CAN YOU DESCRIBE THE ASSET ALLOCATION PROCESS AND HOW THE
                                         PORTFOLIO WAS POSITIONED AT THE BEGINNING OF THE REPORTING
                                         PERIOD?***
                                         We use a structured, disciplined process to determine the
                                         appropriate asset allocation for Nations LifeGoal Income And
                                         Growth Portfolio. By "asset allocation" we mean the
                                         percentages of the portfolio that are invested in various
                                         investment categories, or asset classes. In deciding how to allocate the Portfolio's assets, we employ quantitative
                                         models that allow us to develop expected returns and
                                         profiles for each asset class. We also analyze the
                                         historical relationships among asset classes -- whether, and how much, movements in one have correlated with movements in the others -- in varying market environments. Based on this information, we try to allocate the Portfolio's assets as
                                         efficiently as possible -- which means seeking the highest return potential for a given level of risk, while staying
                                         true to the Portfolio's investment objective.
                                         The Portfolio began the period with a 70% exposure to
                                         intermediate-term bonds, 20% in equities, 5% in
                                         international equities, and 5% in cash.
                                         WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO'S ASSET
                                         ALLOCATION DURING THE REPORTING PERIOD?
                                         We made two minor adjustments to the asset mix in the
                                         12-month period ending March 31, 1999. At the beginning of this period, we took advantage of modest weakness in U.S.
                                         equities, increasing the Portfolio's allocation in them by
                                         5% to 25% of Portfolio assets. At the same time, we reduced the Portfolio's cash allocation from 5% to less than 1%.
                                         This turned out to be a good move, benefiting performance as stocks significantly outperformed cash for the remainder of the year.
                                         Almost one year later, in March of 1999, we decided to take some profits from the domestic equity allocation and reduced the Portfolio's position from 25% to 15%. This decision was the result of our concerns over high valuations in the U.S.
                                         equity market in the face of weak 1998 earnings and rising interest rates. While the fundamental outlook for the U.S.
                                         economy remains very positive, valuations by almost any
                                         measure are at unprecedented levels. We used the proceeds to increase the Portfolio's bond allocation by 10%, to 80%. At present, these moves appear premature as equity markets have continued to soar to record highs, however, our valuation
                                         models have historically been very accurate and thus we
                                         remain firm in our conviction. This most recent move had
                                         only a small negative impact on performance for the year
                                         ending March 31, 1999 due to the time of implementation.

                                         ***Portfolio characteristics are subject to change and may not be representative of current characteristics.

Nations
LifeGoal Income And Growth
Portfolio Portfolio Manager Commentary continued...

                                         WHICH ASSET ALLOCATION DECISIONS HELPED PORTFOLIO
                                         PERFORMANCE?
                                         Most of the gains recorded in the major market indices
                                         during the period can be traced to the strong performance of large-capitalization stocks. Therefore, our commitment to
                                         the large-capitalization segment of the equity market
                                         benefited the Portfolio overall. Although the Portfolio's
                                         exposure to the equity market was relatively low, this
                                         emphasis on large-capitalization stocks helped returns, as those issues substantially outperformed companies with
                                         smaller capitalizations. The Portfolio's exposure to this
                                         segment of the equities market came through ownership of
                                         Nations Managed Index Fund and Nations Disciplined Equity
                                         Fund.
                                         WHICH ASSET ALLOCATION DECISIONS HAD A NEGATIVE IMPACT ON
                                         PORTFOLIO PERFORMANCE?
                                         As mentioned earlier, with the continued strength of the
                                         equity market relative to bonds, even the small reduction
                                         that we made in the Portfolio's exposure to equities at the end of the year served as a slight drag on returns. Further, in hindsight we could have been more aggressive adding to
                                         our equity exposure at the beginning of the year and holding it to year-end. Of course, that is with the benefit of
                                         hindsight. We still believe, however, that current valuation levels are high, and that, in time, this decision should
                                         benefit the Portfolio.
                                         LOOKING AHEAD, WHAT INVESTMENT OPPORTUNITIES DO YOU
                                         ANTICIPATE AND HOW ARE YOU POSITIONING THE PORTFOLIO TO TAKE
                                         ADVANTAGE OF THEM?
                                         We continue to approach the equity market warily, as
                                         concerns about high valuations dominate our outlook;
                                         nevertheless, our long-term view is positive. Should the
                                         equity markets decline, we will try to take advantage of
                                         lower prices by positioning the Portfolio more heavily in
                                         stocks. However, Nations LifeGoal Income And Growth
                                         Portfolio is the most conservative of the LifeGoal
                                         Portfolios; exposure to the equity market will always be
                                         relatively low.

Nations
LifeGoal Income And Growth
Portfolio Performance

   GROWTH OF $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* RETURN CHART]

                                                                                                                   S&P
                                                     LIFEGOAL|INCOME          LEHMAN|AGGREGATE|BOND        500|COMPOSITE|STOCK
                                                   AND|GROWTH|$11,714             INDEX|$12,215            PRICE|INDEX|$18,978
                                                   ------------------         ---------------------        -------------------
Oct. 15|1996                                             9425.00                    10000.00                    10000.00
'1996'                                                   9618.00                    10300.00                    10542.00
                                                         9664.00                    10242.00                    10825.00
                                                        10137.00                    10618.00                    12716.00
                                                        10453.00                    10971.00                    13667.00
'1997'                                                  10435.00                    11293.00                    14059.00
                                                        10956.00                    11469.00                    16020.00
                                                        11079.00                    11738.00                    16549.00
                                                        10815.00                    12234.00                    14902.00
'1998'                                                  11491.00                    12276.00                    18076.00
Mar. 31|1999                                            11714.00                    12215.00                    18978.00

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                                                                                   S&P
                                                     LIFEGOAL|INCOME          LEHMAN|AGGREGATE|BOND        500|COMPOSITE|STOCK
                                                   AND|GROWTH|$12,429             INDEX|$12,215            PRICE|INDEX|$18,978
                                                   ------------------         ---------------------        -------------------
Oct. 15|1996                                              10000                       10000                       10000
'1996'                                                    10205                       10300                       10542
                                                          10254                       10242                       10825
                                                          10755                       10618                       12716
                                                          11091                       10971                       13667
'1997'                                                    11072                       11293                       14059
                                                          11625                       11469                       16020
                                                          11755                       11738                       16549
                                                          11475                       12234                       14902
'1998'                                                    12192                       12276                       18076
Mar. 31|1999                                              12429                       12215                       18978

                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    Investor A Shares

                                                                                    Since Inception  NAV**  MOP*
                                                                                    (10/15/96
                                                                                      through
                                                                                      3/31/99)       9.25%   6.66%

                                                    The charts to the left show
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations LifeGoal
                                                    Income And Growth Portfolio
                                                    from the inception of the
                                                    shareclass. Figures for the
                                                    Lehman Aggregate Bond Index,
                                                    which is an unmanaged index
                                                    comprised of the
                                                    Government/Corporate Bond
                                                    Index, the Asset-Backed
                                                    Securities Index and the
                                                    Mortgage-Backed Securities
                                                    Index and includes U.S.
                                                    Treasury issues, agency
                                                    issues, corporate bond
                                                    issues and mortgage-backed
                                                    issues, include reinvestment
                                                    of dividends. Figures for
                                                    the Standard & Poor's 500
                                                    Composite Stock Price Index,
                                                    an unmanaged index of 500
                                                    widely held common stocks,
                                                    include reinvestment of
                                                    dividends. The Indexes are
                                                    unavailable for investment.
                                                    The performance of Primary
                                                    A, Investor B and Investor C
                                                    Shares may vary based on the
                                                    differences in sales loads
                                                    and fees paid by the
                                                    shareholders investing in
                                                    each class.

                                                    Nations LifeGoal Income And
                                                    Growth Portfolio's Primary
                                                    A, Investor A and Investor C
                                                    Shares commenced investment
                                                    operations on October 2,
                                                    1996. Shares were offered to
                                                    the public on October 15,
                                                    1996.

                                                           [CHART LEGEND]

   TOTAL RETURN(AS OF 3/31/99)

                                                                       Investor A        Investor B         Investor C
                                                        Primary A    NAV       MOP      NAV    CDSC***    NAV       CDSC
Inception Date                                          10/15/96   10/15/96  10/15/96  8/7/97  8/7/97   10/15/96  10/15/96
------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                        6.98%     6.92%     0.80%    6.16%   1.16%     6.02%     5.02%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                    --         --        --       --      --        --        --
SINCE INCEPTION                                           9.37%     9.25%     6.66%    7.02%   4.68%     8.67%     8.67%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

Nations
LifeGoal Balanced Growth
Portfolio Portfolio Manager Commentary*

                                         In the following interview, Mr. Clapp shares his views on
                                         Nations LifeGoal Balanced Growth Portfolio's performance for the 12-month period ended March 31, 1999, and his current
                                         outlook.

PORTFOLIO MANAGER                        PLEASE DESCRIBE THE PORTFOLIO'S INVESTMENT STYLE AND
C. Thomas Clapp, CFA, is                 PHILOSOPHY.
Co-Portfolio Manager of Nations          Nations LifeGoal Balanced Growth Portfolio aims to provide a
LifeGoal Balanced Growth Portfolio       moderate approach to growth. The Portfolio holds stock funds
and Chief Equity Investment              for their growth potential and bond funds for current income
Officer for TradeStreet Investment       potential. Bond fund holdings are also intended to help
Associates, Inc., the investment         reduce the risk of a portfolio comprised entirely of stocks.
sub-adviser to the Portfolio.            By diversifying investments across various Nations Funds
INVESTMENT OBJECTIVE                     mutual funds, Nations LifeGoal Balanced Growth Portfolio
The Portfolio seeks total return         gives investors the opportunity to participate in large- and
through a balanced portfolio of          small-capitalization domestic stocks, diversified bond funds
equity and fixed income                  and international stock funds.
securities.                              WHAT WERE THE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
PERFORMANCE REVIEW                       REPORTING PERIOD?
For the 12-month period ended            During the 12 months ended March 31, 1999, investors enjoyed
March 31, 1999, Nations LifeGoal         a nearly ideal economic environment in which to manage their
Balanced Growth Portfolio Investor       investments: the U.S. economy grew at a manageable rate,
A Shares provided a total return         corporate profits slowed somewhat but were strong overall,
of 4.44%.**                              and inflation remained benign. Against this favorable
                                         backdrop, most stock indices posted solid gains. Bond market returns were also positive, thanks in part to lower
                                         short-term interest rates and to the prospect of continued
                                         federal budget surpluses that would significantly reduce the government's borrowing needs.
                                         IN BROAD TERMS, HOW DID THE VARIOUS ASSET CLASSES PERFORM
                                         DURING THE PERIOD?
                                         In general, these were the performance trends among the
                                         major asset classes:
                                         --  Stocks outperformed bonds
                                         --  Large-capitalization stocks performed better than small-
                                             capitalization stocks
                                         --  Growth stocks delivered better results than value stocks
                                         --  Bonds had better returns than money market securities

                                         *The outlook for this Fund may differ from that presented
                                         for other Nations Funds mutual funds.
                                         **The performance shown does not reflect the maximum
                                         front-end sales charge of 5.75% that may apply to purchases of Investor A Shares. For standardized performance, please refer to the "Fund Performance" table.
                                         Source for all statistical data -- Tradestreet Investment
                                         Associates, Inc.
                                         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
LifeGoal Balanced Growth
Portfolio Portfolio Manager Commentary continued...

                                         HOW MUCH OF A FACTOR WAS STOCK MARKET VOLATILITY?
                                         The stock market's strong rise was punctuated by moments of marked volatility. The most significant drop came in
                                         September 1998, when worried investors slashed their equity exposure because of fears that persistent financial crises in the Asian markets might eventually damage the U.S.
                                         economy. But by early 1999, the final quarter of the
                                         reporting period, stocks had stabilized and resumed their
                                         climb to new record levels, as measured by the major
                                         indices.
                                         CAN YOU DESCRIBE THE ASSET ALLOCATION PROCESS AND HOW THE
                                         PORTFOLIO WAS POSITIONED AT THE BEGINNING OF THE REPORTING
                                         PERIOD?***
                                         We use a structured, disciplined process to determine the
                                         appropriate asset allocation for Nations LifeGoal Balanced
                                         Growth Portfolio. By "asset allocation" we mean the
                                         percentages of the portfolio that are invested in various
                                         investment categories, or asset classes. In deciding how to allocate Portfolio assets, we employ quantitative models
                                         that allow us to develop expected returns and profiles for each asset class. We also analyze the historical
                                         relationships among asset classes -- whether, and how much, movements in one have correlated in the past with movements in the others -- in varying market environments. Based on
                                         this information, we try to allocate the Portfolio's assets as efficiently as possible -- which means seeking the
                                         highest return potential for a given level of risk, while
                                         staying true to the Portfolio's investment objective.
                                         The Portfolio began the period with a 35% exposure to large-
                                         capitalization equities, 15% in small-capitalization stocks,
                                         10% in international equities, and 40% in intermediate-term bonds.
                                         WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO'S ASSET
                                         ALLOCATION DURING THE REPORTING PERIOD?
                                         We reduced the Portfolio's equity exposure late in the
                                         second half of 1998, reflecting our concerns over high
                                         valuation levels. At the same time, we increased the
                                         allocation to fixed-income funds by adding to the position in Nations Strategic Fixed Income Fund, a move that was
                                         consistent with our cautious view toward equities. These
                                         allocation changes did not have a material impact on
                                         performance for the year ending March 31, 1999 due to the
                                         time of implementation.
                                         At present, these moves appear premature as equity markets have continued to soar to record highs, however, our
                                         valuation models

                                         ***Portfolio characteristics are subject to change and may not be representative of current characteristics.

Nations
LifeGoal Balanced Growth
Portfolio Portfolio Manager Commentary continued...

                                         have historically been very accurate and thus we remain firm in our conviction. While the fundamental outlook for the
                                         U.S. economy remains very positive, valuations by almost any measure are at unprecedented levels.
                                         We also shifted the Portfolio's exposure within equities by moving 10% of assets into Nations Small Company Growth Fund to take advantage of what we think are very attractive
                                         valuations in the small-capitalization area of the market.
                                         Again, these were done late in the year and had no impact on the annual performance ending March 31, 1999, however, we
                                         believe these moves will add handsomely to our performance in the coming year. The Portfolio's exposure to
                                         international equities remained constant throughout the
                                         year, comprising 10% of total assets. The Portfolio's
                                         exposure to international equities was a small drag on
                                         performance, especially relative to the robust performance of the U.S. equity markets.
                                         LOOKING AHEAD, WHAT INVESTMENT OPPORTUNITIES DO YOU
                                         ANTICIPATE AND HOW ARE YOU POSITIONING THE PORTFOLIO TO TAKE
                                         ADVANTAGE OF THEM?
                                         We continue to approach the equity market warily, as
                                         concerns about high valuations dominate our outlook;
                                         nevertheless, our long-term view is positive. Should the
                                         equity markets decline, we will try to take advantage of
                                         lower prices by positioning the Portfolio more heavily in
                                         stocks. However, the Portfolio will continue to pursue its objective through a broadly diversified mix of investment
                                         assets.
                                         BECAUSE SMALL COMPANIES OFTEN HAVE NARROWER MARKETS AND
                                         LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS ARE NOT AS
                                         ACTIVELY TRADED AS LARGE COMPANY STOCKS, THEIR SHARE PRICES
                                         WILL BE MORE VOLATILE.
                                         INVESTING IN INTERNATIONAL INVESTMENTS MAY INVOLVE SPECIAL
                                         RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS
                                         ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS,
                                         AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH
                                         FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

Nations
LifeGoal Balanced Growth
Portfolio Performance

   GROWTH OF $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* RETURN CHART]

                                         LIFEGOAL|BALANCED|GROWTH|$12,089                                          S&P
                                         --------------------------------     LEHMAN|AGGREGATE|BOND        500|COMPOSITE|STOCK
                                                                                  INDEX|$12,215            PRICE|INDEX|$18,978
                                                                              ---------------------        -------------------
Oct. 15|1996                                          9425.00                       10000.00                    10000.00
'1996'                                                9657.00                       10300.00                    10542.00
                                                      9506.00                       10242.00                    10825.00
                                                     10263.00                       10618.00                    12716.00
                                                     10790.00                       10971.00                    13667.00
'1997'                                               10740.00                       11293.00                    14059.00
                                                     11575.00                       11469.00                    16020.00
                                                     11719.00                       11738.00                    16549.00
                                                     10669.00                       12234.00                    14902.00
'1998'                                               11991.00                       12276.00                    18076.00
Mar. 31|1999                                         12089.00                       12215.00                    18978.00

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                         LIFEGOAL|BALANCED|GROWTH|$12,826                                          S&P
                                         --------------------------------     LEHMAN|AGGREGATE|BOND        500|COMPOSITE|STOCK
                                                                                  INDEX|$12,215            PRICE|INDEX|$18,978
                                                                              ---------------------        -------------------
Oct. 16|1996                                          10000                           10000                       10000
'1996'                                                10246                           10300                       10542
                                                      10086                           10242                       10825
                                                      10889                           10618                       12716
                                                      11449                           10971                       13667
'1997'                                                11395                           11293                       14059
                                                      12281                           11469                       16020
                                                      12434                           11738                       16549
                                                      11320                           12234                       14902
'1998'                                                12722                           12276                       18076
Mar. 31|1999                                          12826                           12215                       18978

                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    Investor A Shares

                                                                                    Since Inception  NAV**  MOP*
                                                                                    (10/15/96
                                                                                    through
                                                                                     3/31/99)        10.66% 8.04%

                                                    The charts to the left show
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations LifeGoal
                                                    Balanced Growth Portfolio
                                                    from the inception of the
                                                    shareclass. Figures for the
                                                    Standard & Poor's 500
                                                    Composite Stock Price Index,
                                                    an unmanaged index of 500
                                                    widely held common stocks,
                                                    include reinvestment of
                                                    dividends. Figures for the
                                                    Lehman Aggregate Bond Index,
                                                    which is an unmanaged index
                                                    comprised of the
                                                    Government/Corporate Bond
                                                    Index, the Asset-Backed
                                                    Securities Index and the
                                                    Mortgage-Backed Securities
                                                    Index and includes U.S.
                                                    Treasury issues, agency
                                                    issues, corporate bond
                                                    issues and mortgage-backed
                                                    issues, include reinvestment
                                                    of dividends. The Indexes
                                                    are unavailable for
                                                    investment. The performance
                                                    of Primary A, Primary B,
                                                    Investor B and Investor C
                                                    Shares may vary based on the
                                                    differences in sales loads
                                                    and fees paid by the
                                                    shareholders investing in
                                                    each class.

                                                    Nations LifeGoal Balanced
                                                    Growth Portfolio's Primary
                                                    A, Investor A and Investor C
                                                    Shares commenced investment
                                                    operations on October 2,
                                                    1996. Shares were offered to
                                                    the public on October 15,
                                                    1996.

                                                           [CHART LEGEND]

   TOTAL RETURN(AS OF 3/31/99)

                                                                     Investor A         Investor B         Investor C
                                           Primary A  Primary B    NAV       MOP       NAV    CDSC***    NAV       CDSC
Inception Date                             10/15/96    8/4/97    10/15/96  10/15/96  8/13/97  8/13/97  10/15/96  10/15/96
-----------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                           4.77%      4.15%     4.44%     -1.59%    3.78%   -1.21%    4.43%     3.43%
-----------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                             10.81%     10.55%     10.66%    8.04%     8.26%   5.92%     10.40%    10.40%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

Nations
LifeGoal Growth
Portfolio Portfolio Manager Commentary*

                                         In the following interview, Mr. Clapp shares his views on
                                         Nations LifeGoal Growth Portfolio's performance for the 12-
                                         month period ended March 31, 1999, and his current outlook.

PORTFOLIO MANAGER                        PLEASE DESCRIBE THE PORTFOLIO'S INVESTMENT STYLE AND
C. Thomas Clapp, CFA, is a               PHILOSOPHY.
Co-Portfolio Manager of Nations          Nations LifeGoal Growth Portfolio is the most aggressive of
LifeGoal Growth Portfolio and            the three Nations LifeGoal Portfolios. This Portfolio aims
Chief Equity Investment Officer          to provide long-term capital appreciation for
for TradeStreet Investment               growth-oriented investors with an investment time frame of
Associates, Inc., the investment         at least five years who are comfortable with
sub-adviser to the Portfolio.            moderate-to-high risk. By diversifying investments across
INVESTMENT OBJECTIVE                     various Nations Funds mutual funds, Nations LifeGoal Growth
The Portfolio seeks capital              Portfolio gives investors the opportunity to participate in
appreciation through exposure to a       a variety of large- and small-capitalization domestic stock
variety of equity market segments.       funds, and well as stock funds that invest internationally.
PERFORMANCE REVIEW                       WHAT WERE THE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
For the 12-month period ended            REPORTING PERIOD?
March 31, 1999, Nations LifeGoal         During the 12 months ended March 31, 1999, investors enjoyed
Growth Portfolio Investor A Shares       a nearly ideal economic environment in which to manage their
provided a total return of               investments. The U.S. economy grew at a manageable rate,
2.87%.**                                 corporate profits slowed somewhat but were strong overall, and inflation remained benign. Against this favorable
                                         backdrop, most stock indices posted solid gains. Bond market returns were also positive, thanks in part to lower
                                         short-term interest rates and to the prospect of continued
                                         federal budget surpluses that would significantly reduce the government's borrowing needs.
                                         IN BROAD TERMS, HOW DID THE VARIOUS ASSET CLASSES PERFORM
                                         DURING THE PERIOD?
                                         In general, these were the performance trends among the
                                         major asset classes:
                                         --  Stocks outperformed bonds
                                         --  Large-capitalization stocks performed better than small-
                                             capitalization stocks
                                         --  Growth stocks delivered better results than value stocks
                                         --  Bonds had better returns than money market securities

                                         *The outlook for this Fund may differ from that presented
                                         for other Nations Funds mutual funds.
                                         **The performance shown does not reflect the maximum
                                         front-end sales charge of 5.75% that may apply to purchases of Investor A Shares. For standardized performance, please refer to the "Fund Performance" table.
                                         Source for all statistical data -- Tradestreet Investment
                                         Associates, Inc.
                                         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations
LifeGoal Growth
Portfolio Portfolio Manager Commentary continued...

                                         HOW MUCH OF A FACTOR WAS STOCK MARKET VOLATILITY?
                                         The stock market's strong rise was punctuated by moments of marked volatility. The most significant drop came in
                                         September 1998, when worried investors slashed their equity exposure because of fears that persistent financial crises in the Asian markets might damage the U.S. economy. By early
                                         1999, the final quarter of the reporting period, stocks had stabilized and resumed their climb to new record levels, as measured by the major indices.
                                         CAN YOU DESCRIBE THE ASSET ALLOCATION PROCESS AND HOW THE
                                         PORTFOLIO WAS POSITIONED AT THE BEGINNING OF THE REPORTING
                                         PERIOD?***
                                         We use a structured, disciplined process to determine the
                                         appropriate asset allocation for Nations LifeGoal Growth
                                         Portfolio. By "asset allocation" we mean the percentages of the Portfolio that are invested in various investment
                                         categories, or asset classes. In deciding how to allocate
                                         Portfolio assets, we employ quantitative models that allow us to develop expected returns and profiles for each asset class. We also analyze the historical relationships among
                                         asset classes -- whether, and how much, movements in one
                                         have correlated with movements in the others -- in varying market environments. Based on this information, we try to
                                         allocate the Portfolio's assets as efficiently as
                                         possible -- which means seeking to provide the highest
                                         return potential for a given level of risk, while staying
                                         true to the Portfolio's investment objective.
                                         The Portfolio is designed so that a minimum of 35% and a
                                         maximum of 75% of its assets are invested in
                                         large-capitalization domestic stock funds. The Portfolio's allocation to small-and mid-capitalization domestic stock
                                         funds ranges from 20% to 35%. For added growth potential,
                                         the Portfolio may invest between 10% and 20% of its assets in core international stock funds.
                                         At the beginning of the reporting period, the Portfolio's
                                         assets were allocated 80% to domestic equity funds and 20%
                                         to international funds. Approximately one-fourth of domestic assets were invested in Nations Value Fund, which lagged the overall market due to its value orientation. Another
                                         one-fourth was allocated to Nations Disciplined Equity Fund, which contributed strongly to performance. The balance of
                                         domestic assets were allocated to small-capitalization
                                         funds.

                                         ***Portfolio holdings are subject to change and may not be representative of current holdings.

Nations
LifeGoal Growth
Portfolio Portfolio Manager Commentary continued...

                                         WHAT THEMES DID YOU EMPHASIZE IN THE PORTFOLIO'S ASSET
                                         ALLOCATION DURING THE REPORTING PERIOD?
                                         We emphasized two themes in the changes that we made to the
                                         Portfolio's asset allocation; maintaining exposure to
                                         equities and decreasing the exposure to non-U.S. stock
                                         markets. At the beginning of the fiscal year, we shifted 10%
                                         of the Portfolio's assets from international equities to
                                         large-capitalization U.S. equities. This turned out to be a good move as the Standard & Poor's 500 Composite Stock Price
                                         Index+ handily outperformed international markets and
                                         small-capitalization stocks during the period. The
                                         Portfolio's exposure to large-capitalization stocks still
                                         allowed the Portfolio to participate indirectly in the
                                         growth of international markets through the expansion of
                                         their global presence. Large-capitalization stocks continued
                                         to benefit from the dominant performance of health-care and technology stocks, which in turn benefited the Portfolio.
                                         WHICH ASSET ALLOCATION DECISIONS HELPED THE PORTFOLIO'S
                                         PERFORMANCE?
                                         The addition of Nations Managed Index Fund helped the
                                         Portfolio's returns during the period, due to its bias
                                         toward large-capitalization stocks. Likewise, the
                                         Portfolio's reduction in exposure to the small-
                                         capitalization sector also helped performance, as small
                                         company stocks continued their multi-year lag versus the
                                         overall market.
                                         WHICH ASSET ALLOCATION DECISIONS HAD A NEGATIVE IMPACT ON
                                         PORTFOLIO PERFORMANCE?
                                         Given the weak performance of international stocks, the
                                         Portfolio's international allocation hindered performance.
                                         Commitments to small- and mid-capitalization stocks also
                                         detracted from results as these segments underperformed the large-capitalization sectors.
                                         BECAUSE SMALL COMPANIES OFTEN HAVE NARROWER MARKETS AND
                                         LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS ARE NOT AS
                                         ACTIVELY TRADED AS LARGE COMPANY STOCKS, THEIR SHARE PRICES
                                         WILL BE MORE VOLATILE.
                                         INVESTING IN INTERNATIONAL INVESTMENTS MAY INVOLVE SPECIAL
                                         RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS
                                         ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS,
                                         AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH
                                         FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

                                         +The Standard & Poor's 500 Composite Stock Price Index is an
                                         unmanaged index of 500 widely held common stocks. It is not available for investment.

Nations
LifeGoal Growth
Portfolio Portfolio Manager Commentary continued...

                                         LOOKING AHEAD, WHAT INVESTMENT OPPORTUNITIES DO YOU
                                         ANTICIPATE AND HOW ARE YOU POSITIONING THE PORTFOLIO TO TAKE
                                         ADVANTAGE OF THEM?
                                         Overall, we remain optimistic about the U.S. economy -- we see nothing on the horizon that's likely to impede the
                                         current business expansion, although the pace of growth may slow somewhat. Corporate profit growth should continue to
                                         moderate, in our opinion. We maintain the view that the
                                         equity market should offer investors the potential for
                                         attractive long-term returns in spite of inevitable periods of volatility.

Nations
LifeGoal Growth

Portfolio Performance

   GROWTH OF $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* RETURN CHART]

                                                                                                     S&P 500|COMPOSITE|STOCK
                                                                  LIFEGOAL|GROWTH|$12,832              PRICE|INDEX|$18,978
                                                                  -----------------------            -----------------------
Oct. 15|1996                                                               9425.00                           10000.00
'1996'                                                                     9755.00                           10542.00
                                                                           9609.00                           10825.00
                                                                          10934.00                           12716.00
                                                                          11757.00                           13667.00
'1997'                                                                    11176.00                           14059.00
                                                                          12474.00                           16020.00
                                                                          12229.00                           16549.00
                                                                          10189.00                           14902.00
'1998'                                                                    12589.00                           18076.00
Mar. 31|1999                                                              12832.00                           18978.00

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                                                                     S&P 500|COMPOSITE|STOCK
                                                                  LIFEGOAL|GROWTH|$13,615              PRICE|INDEX|$18,978
                                                                  -----------------------            -----------------------
Oct. 15|1996                                                              10000.00                           10000.00
'1996'                                                                    10350.00                           10542.00
                                                                          10195.00                           10825.00
                                                                          11601.00                           12716.00
                                                                          12474.00                           13667.00
'1997'                                                                    11858.00                           14059.00
                                                                          13235.00                           16020.00
                                                                          12975.00                           16549.00
                                                                          10811.00                           14902.00
'1998'                                                                    13357.00                           18076.00
Mar. 31|1999                                                              13615.00                           18978.00

                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    Investor A Shares

                                                                                    Since Inception  NAV**  MOP*
                                                                                    (10/15/96
                                                                                    through
                                                                                     3/31/99)        13.38% 10.69%

                                                    The charts to the left show
                                                    the growth in value of a
                                                    hypothetical $10,000
                                                    investment in Investor A
                                                    Shares of Nations LifeGoal
                                                    Growth Portfolio from the
                                                    inception of the shareclass.
                                                    Figures for the Standard &
                                                    Poor's 500 Composite Stock
                                                    Price Index, an unmanaged
                                                    index of 500 widely held
                                                    common stocks, include
                                                    reinvestment of dividends.
                                                    It is not available for
                                                    investment. The performance
                                                    of Primary A, Primary B,
                                                    Investor B and Investor C
                                                    Shares may vary based on the
                                                    differences in sales loads
                                                    and fees paid by the
                                                    shareholders investing in
                                                    each class.

                                                    Nations LifeGoal Growth
                                                    Portfolio's Primary A,
                                                    Primary B, Investor A and
                                                    Investor C Shares commenced
                                                    investment operations on
                                                    October 2, 1996. Shares were
                                                    offered to the public on
                                                    October 15, 1996.

                                                           [CHART LEGEND]

   TOTAL RETURN(AS OF 3/31/99)

                                                                     Investor A         Investor B         Investor C
                                           Primary A  Primary B    NAV       MOP       NAV    CDSC***    NAV       CDSC
Inception Date                             10/15/96    9/19/97   10/15/96  10/15/96  8/12/97  8/12/97  10/15/96  10/15/96
-----------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                           3.04%      2.58%     2.87%     -3.02%    2.14%   -2.72%    2.07%     1.10%
-----------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                             13.52%     13.24%     13.38%    10.69%    6.52%   4.15%     12.71%    12.71%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

NATIONS FUNDS
Nations LifeGoal Income And Growth Portfolio
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

                                                                            VALUE
 SHARES                                                                     (000)
----------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES -- 100.3%
  31,187   Nations Disciplined Equity Fund.............................    $   729
  52,240   Nations International Value Fund............................        755
  75,911   Nations Managed Index Fund..................................      1,472
 900,423   Nations Short-Intermediate Government Fund..................      3,692
 831,276   Nations Short-Term Income Fund..............................      8,137
                                                                           -------

TOTAL INVESTMENTS
  (Cost $14,713*)...........................................  100.3%    14,785
                                                                       -------
OTHER ASSETS AND LIABILITIES (NET)..........................   (0.3)%
Receivable for Fund shares sold....................................          9
Dividends receivable...............................................         52
Payable for Fund shares redeemed...................................        (58)
Investment advisory fee payable....................................         (6)
Shareholder servicing and distribution fees payable................        (35)
Distributions payable..............................................         (5)
                                                                       -------
TOTAL OTHER ASSETS AND LIABILITIES (NET)...........................        (43)
                                                                       -------
NET ASSETS..................................................  100.0%   $14,742
                                                                       =======
Net Assets Consist Of:
Undistributed net investment income................................    $    32
Accumulated net realized gain on investments sold..................        206
Net unrealized appreciation of investments.........................         72
Paid-in capital....................................................     14,432
                                                                       -------
Net Assets.........................................................    $14,742
                                                                       =======
Primary A Shares:
Net Asset Value, Offering and Redemption Price per Share
($8,489,429 -- 781,387 shares outstanding).........................     $10.86
                                                                       -------
                                                                       -------
Investor A Shares:
Net Asset Value, Offering and Redemption Price per Share
($1,346,666 -- 123,616 shares outstanding).........................     $10.89
                                                                       -------
                                                                       -------
Maximum Sales Charge...............................................      5.75%
Maximum Offering Price per Share...................................     $11.55
Investor B Shares:
Net Asset Value and Offering Price per Share+
($4,806,192 -- 441,379 shares outstanding).........................     $10.89
                                                                       -------
                                                                       -------
Investor C Shares:
Net Asset Value and Offering Price per Share+
($100,141 -- 9,185 shares outstanding).............................     $10.90
                                                                       -------
                                                                       -------

---------------

* Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $109 and gross depreciation of $49 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for federal income tax purposes was $14,725.

+ The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations LifeGoal Balanced Growth Portfolio
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

                                                                            VALUE
 SHARES                                                                     (000)
----------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES -- 99.9%
 107,851   Nations Disciplined Equity Fund.............................    $ 2,519
 495,924   Nations Diversified Income Fund.............................      5,113
 180,761   Nations International Value Fund............................      2,612
 196,937   Nations Managed Index Fund..................................      3,819
 225,048   Nations Small Company Growth Fund...........................      2,588
 900,202   Nations Strategic Fixed Income Fund.........................      8,939
                                                                           -------

TOTAL INVESTMENTS
  (Cost $25,549*)...........................................   99.9%    25,590
                                                                       -------
OTHER ASSETS AND LIABILITIES (NET)..........................    0.1%
Receivable for Fund shares sold....................................         59
Dividends receivable...............................................         65
Payable for Fund shares redeemed...................................         (1)
Investment advisory fee payable....................................        (10)
Shareholder servicing and distribution fees payable................        (78)
Distributions payable..............................................         (6)
                                                                       -------
TOTAL OTHER ASSETS AND LIABILITIES (NET)...........................         29
                                                                       -------
NET ASSETS..................................................  100.0%   $25,619
                                                                       =======
Net Assets Consist Of:
Undistributed net investment income................................    $    56
Accumulated net realized gain on investments sold..................        202
Net unrealized appreciation of investments.........................         41
Paid-in capital....................................................     25,320
                                                                       -------
Net Assets.........................................................    $25,619
                                                                       =======
Primary A Shares:
Net Asset Value, Offering and Redemption Price per Share
($14,844,196 -- 1,374,057 shares outstanding)......................     $10.80
                                                                       -------
                                                                       -------
Primary B Shares:
Net Asset Value, Offering and Redemption Price per Share
($275,737 -- 25,490 shares outstanding)............................     $10.82
                                                                       -------
                                                                       -------
Investor A Shares:
Net Asset Value and Redemption Price per Share
($1,308,293 -- 120,900 shares outstanding).........................     $10.82
                                                                       -------
                                                                       -------
Maximum Sales Charge...............................................      5.75%
Maximum Offering Price per Share...................................     $11.48
Investor B Shares:
Net Asset Value and Offering Price per Share+
($8,925,356 -- 824,579 shares outstanding).........................     $10.82
                                                                       -------
                                                                       -------
Investor C Shares:
Net Asset Value and Offering Price per Share+
($265,832 -- 24,343 shares outstanding)............................     $10.92
                                                                       -------
                                                                       -------

---------------

* Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $365 and gross depreciation of $567 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for federal income tax purposes was $25,792.

+ The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations LifeGoal Growth Portfolio
   STATEMENT OF NET ASSETS                                        MARCH 31, 1999

                                                                            VALUE
 SHARES                                                                     (000)
----------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES -- 100.9%
  70,833   Nations Disciplined Equity Fund.............................    $ 1,655
 130,087   Nations Emerging Growth Fund................................      1,731
 118,670   Nations International Value Fund............................      1,715
 301,708   Nations Managed Index Fund..................................      5,850
 147,732   Nations Small Company Growth Fund...........................      1,699
 231,814   Nations Value Fund..........................................      4,210
                                                                           -------

TOTAL INVESTMENTS
  (Cost $16,213*)...........................................  100.9%    16,860
                                                                       -------
OTHER ASSETS AND LIABILITIES (NET)..........................   (0.9)%
Payable for Fund shares redeemed...................................        (62)
Investment advisory fee payable....................................         (7)
Shareholder servicing and distribution fees payable................        (79)
Distributions payable..............................................         (6)
                                                                       -------
TOTAL OTHER ASSETS AND LIABILITIES (NET)...........................       (154)
                                                                       -------
NET ASSETS..................................................  100.0%   $16,706
                                                                       =======
Net Assets Consist Of:
Accumulated net realized gain on investments sold..................    $   258
Net unrealized appreciation of investments.........................        647
Paid-in capital....................................................     15,801
                                                                       -------
Net Assets.........................................................    $16,706
                                                                       =======
Primary A Shares:
Net Asset Value, Offering and Redemption Price per Share
($4,291,459 -- 353,313 shares outstanding).........................     $12.15
                                                                       -------
                                                                       -------
Primary B Shares:
Net Asset Value, Offering and Redemption Price per Share
($6,571 -- 541 shares outstanding).................................     $12.14
                                                                       -------
                                                                       -------
Investor A Shares:
Net Asset Value and Redemption Price per Share
($3,403,768 -- 279,931 shares outstanding).........................     $12.16
                                                                       -------
                                                                       -------
Maximum Sales Charge...............................................      5.75%
Maximum Offering Price per Share...................................     $12.90
Investor B Shares:
Net Asset Value and Offering Price per Share+
($8,531,508 -- 703,489 shares outstanding).........................     $12.13
                                                                       -------
                                                                       -------
Investor C Shares:
Net Asset Value and Offering Price per Share+
($472,642 -- 39,083 shares outstanding)............................     $12.09
                                                                       -------
                                                                       -------

---------------

* Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $733 and gross depreciation of $211 for Federal income tax purposes. At March 31, 1999, the aggregate cost of securities for federal income tax purposes was $16,338.

+ The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 1999

                                                               LIFEGOAL       LIFEGOAL
                                                              INCOME AND      BALANCED       LIFEGOAL
                                                                GROWTH         GROWTH         GROWTH
                                                              PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                              ----------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends...................................................     $295           $ 598          $ 94
                                                                 ----           -----          ----
EXPENSES:
Investment advisory fee.....................................       17              49            33
Shareholder servicing and distribution fees:
  Primary B Shares..........................................       --               1            --
  Investor A Shares.........................................        3               3             6
  Investor B Shares.........................................       32              73            78
  Investor C Shares.........................................        1               3             4
                                                                 ----           -----          ----
    Total Expenses..........................................       53             129           121
                                                                 ----           -----          ----
NET INVESTMENT INCOME/(LOSS)................................      242             469           (27)
                                                                 ----           -----          ----
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments.....................      211             143            60
Capital gains distributions received........................       56             504           575
Net unrealized appreciation/(depreciation) of investments
  during the year...........................................       33            (240)          227
                                                                 ----           -----          ----
Net realized and unrealized gain/(loss) on investments......      300             407           862
                                                                 ----           -----          ----
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................     $542           $ 876          $835
                                                                 ====           =====          ====

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
--------------------------------------------------------------------------------
   STATEMENT OF CHANGES IN NET ASSETS

                                                     LIFEGOAL INCOME AND GROWTH        LIFEGOAL BALANCED
                                                            PORTFOLIO(a)             GROWTH PORTFOLIO(a)(b)
                                                     ---------------------------    ------------------------
                                                     YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                       3/31/99         3/31/98       3/31/99       3/31/98
                                                     -------------------------------------------------------
(IN THOUSANDS)
Net investment income..............................    $   242         $   33        $   469        $   79
Net realized gain/(loss) on investments during the
  year.............................................        211              8            143           134
Capital gain distributions received................         56             25            504           122
Net change in unrealized
  appreciation/(depreciation) of investments during
  the year.........................................         33             45           (240)          354
                                                       -------         ------        -------        ------
Net increase/(decrease) in net assets resulting
  from operations..................................        542            111            876           689
Distributions to shareholders from net investment
  income:
  Primary A Shares.................................       (104)           (15)          (319)          (24)
  Primary B Shares.................................         --             --             (5)           --
  Investor A Shares................................        (33)            (5)           (27)          (10)
  Investor B Shares................................        (78)           (10)          (116)          (31)
  Investor C Shares................................         (2)            (1)            (3)          (14)
Distributions to shareholders in excess of net
  investment income:
  Primary A Shares.................................         --             (4)           (12)          (28)
  Primary B Shares.................................         --             --             --*           (1)
  Investor A Shares................................         --             (1)            (1)          (11)
  Investor B Shares................................         --             (3)            (4)          (36)
  Investor C Shares................................         --             (1)            --*          (17)
Distributions to shareholders from net realized
  gain on investments:
  Primary A Shares.................................        (17)            (3)          (206)           (4)
  Primary B Shares.................................         --             --             (5)           (1)
  Investor A Shares................................        (12)            (1)           (28)          (17)
  Investor B Shares................................        (45)            (1)          (214)          (17)
  Investor C Shares................................         (2)            (1)           (14)          (28)
Net increase/(decrease) in net assets from
  Portfolio share transactions.....................     12,592          1,481         19,424         3,598
                                                       -------         ------        -------        ------
Net increase/(decrease) in net assets..............     12,841          1,546         19,346         4,048
NET ASSETS:
Beginning of year..................................      1,901            355          6,273         2,225
                                                       -------         ------        -------        ------
End of year........................................    $14,742         $1,901        $25,619        $6,273
                                                       =======         ======        =======        ======
Undistributed/(distributions in excess of) net
  investment income at end of year.................    $    32         $    1        $    56        $   --
                                                       =======         ======        =======        ======

---------------
(a) LifeGoal Income and Growth Portfolio, LifeGoal Balanced Growth Portfolio and LifeGoal Growth Portfolio Investor B Shares commenced operations on August 7, August 13 and August 12, 1997, respectively.

(b) LifeGoal Balanced Growth Portfolio and LifeGoal Growth Portfolio Primary B Shares commenced operations on August 4 and September 19, 1997, respectively.

 * Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                     LIFEGOAL GROWTH
                                                                     PORTFOLIO(a)(b)
                                                                --------------------------
                                                                YEAR ENDED     YEAR ENDED
                                                                 3/31/99        3/31/98
                                                                --------------------------
(IN THOUSANDS)
Net investment income.......................................     $   (27)        $    4
Net realized gain/(loss) on investments during the year.....          60             82
Capital gain distributions received.........................         575            356
Net change in unrealized appreciation/(depreciation) of
  investments during the year...............................         227            501
                                                                 -------         ------
Net increase/(decrease) in net assets resulting from
  operations................................................         835            943
Distributions to shareholders from net investment income:
  Primary A Shares..........................................          --             (1)
  Primary B Shares..........................................          --             --
  Investor A Shares.........................................          --             (1)
  Investor B Shares.........................................          --             (2)
  Investor C Shares.........................................          --             --
Distributions to shareholders in excess of net investment
  income:
  Primary A Shares..........................................         (29)           (18)
  Primary B Shares..........................................          --             --
  Investor A Shares.........................................         (18)           (44)
  Investor B Shares.........................................         (10)           (65)
  Investor C Shares.........................................          --             (6)
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................         (78)            (5)
  Primary B Shares..........................................          --             --
  Investor A Shares.........................................         (98)           (24)
  Investor B Shares.........................................        (335)           (40)
  Investor C Shares.........................................         (18)            (3)
Net increase/(decrease) in net assets from Portfolio share
  transactions..............................................       8,463          5,567
                                                                 -------         ------
Net increase/(decrease) in net assets.......................       8,712          6,301
NET ASSETS:
Beginning of year...........................................       7,994          1,693
                                                                 -------         ------
End of year.................................................     $16,706         $7,994
                                                                 =======         ======
Undistributed/(distributions in excess of) net investment
  income at end of year.....................................     $    --         $   --
                                                                 =======         ======

---------------
(a) LifeGoal Income and Growth Portfolio, LifeGoal Balanced Growth Portfolio and LifeGoal Growth Portfolio Investor B Shares commenced operations on August 7, August 13 and August 12, 1997, respectively.

(b) LifeGoal Balanced Growth Portfolio and LifeGoal Growth Portfolio Primary B Shares commenced operations on August 4 and September 19, 1997, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   SCHEDULE OF CAPITAL STOCK ACTIVITY

                                                                    LIFEGOAL INCOME AND GROWTH PORTFOLIO
                                                                   YEAR ENDED                 YEAR ENDED
                                                                 MARCH 31, 1999            MARCH 31, 1998(a)
                                                              ---------------------      ---------------------
                                                              SHARES       DOLLARS       SHARES       DOLLARS
                                                              ------------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................  1,215        $12,984         53         $  543
  Issued as reinvestment of dividends.......................     11            114          1              7
  Redeemed..................................................   (489)        (5,201)       (31)          (324)
                                                              -----        -------        ---         ------
  Net increase/(decrease)...................................    737        $ 7,897         23         $  226
                                                              =====        =======        ===         ======
INVESTOR A SHARES:
  Sold......................................................    128        $ 1,364          5         $   54
  Issued as reinvestment of dividends.......................      4             42          1              7
  Redeemed..................................................    (20)          (213)        (7)           (76)
                                                              -----        -------        ---         ------
  Net increase/(decrease)...................................    112        $ 1,193         (1)        $  (15)
                                                              =====        =======        ===         ======
INVESTOR B SHARES:
  Sold......................................................    416        $ 4,427        113         $1,185
  Issued as reinvestment of dividends.......................     10            106          1             13
  Redeemed..................................................    (98)        (1,042)        (1)           (11)
                                                              -----        -------        ---         ------
  Net increase/(decrease)...................................    328        $ 3,491        113         $1,187
                                                              =====        =======        ===         ======
INVESTOR C SHARES:
  Sold......................................................      4        $    45         12         $  130
  Issued as reinvestment of dividends.......................     --*             3         --*             2
  Redeemed..................................................     (3)           (37)        (5)           (49)
                                                              -----        -------        ---         ------
  Net increase/(decrease)...................................      1        $    11          7         $   83
                                                              =====        =======        ===         ======
Total net increase..........................................  1,178        $12,592        142         $1,481
                                                              =====        =======        ===         ======

---------------

(a) LifeGoal Income And Growth Portfolio Investor B Shares commenced operations on August 7, 1997.

 *  Amount represents less than $500 or 500 shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   SCHEDULE OF CAPITAL STOCK ACTIVITY  (CONTINUED)

                                             LIFEGOAL BALANCED GROWTH PORTFOLIO             LIFEGOAL GROWTH PORTFOLIO
                                               YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
                                               MARCH 31,            MARCH 31,            MARCH 31,            MARCH 31,
                                                  1999               1998(a)                1999               1998(b)
                                           ------------------   ------------------   ------------------   ------------------
                                           SHARES    DOLLARS    SHARES    DOLLARS    SHARES    DOLLARS    SHARES    DOLLARS
                                           ---------------------------------------------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold...................................  2,353    $ 25,445       28     $   293      929     $10,881       60     $   698
  Issued as reinvestment of dividends....     51         535        5          51       10         110        1          13
  Redeemed...............................  (1,039)   (11,171)    (236)     (2,563)    (609)     (7,166)    (130)     (1,479)
                                           ------   --------     ----     -------     ----     -------     ----     -------
  Net increase/(decrease)................  1,365    $ 14,809     (203)    $(2,219)     330     $ 3,825      (69)    $  (768)
                                           ======   ========     ====     =======     ====     =======     ====     =======
PRIMARY B SHARES:
  Sold...................................     22    $    243        2     $    24       --     $    --       --*    $     6
  Issued as reinvestment of dividends....      1          10       --*          2       --*         --*      --*         --*
  Redeemed...............................     --          --       --          --       --          --       --          --
                                           ------   --------     ----     -------     ----     -------     ----     -------
  Net increase/(decrease)................     23    $    253        2     $    26       --     $    --       --     $     6
                                           ======   ========     ====     =======     ====     =======     ====     =======
INVESTOR A SHARES:
  Sold...................................    114    $  1,232       38     $   400      213     $ 2,362       91     $ 1,026
  Issued as reinvestment of dividends....      5          56        3          35       10         113        6          67
  Redeemed...............................    (43)       (444)      (6)        (68)     (65)       (746)     (42)       (470)
                                           ------   --------     ----     -------     ----     -------     ----     -------
  Net increase/(decrease)................     76    $    844       35     $   367      158     $ 1,729       55     $   623
                                           ======   ========     ====     =======     ====     =======     ====     =======
INVESTOR B SHARES:
  Sold...................................    592    $  6,244      464     $ 4,904      354     $ 4,096      474     $ 5,566
  Issued as reinvestment of dividends....     30         321        8          84       28         333        9         100
  Redeemed...............................   (248)     (2,584)     (22)       (239)    (146)     (1,652)     (16)       (183)
                                           ------   --------     ----     -------     ----     -------     ----     -------
  Net increase/(decrease)................    374    $  3,981      450     $ 4,749      236     $ 2,777      467     $ 5,483
                                           ======   ========     ====     =======     ====     =======     ====     =======
INVESTOR C SHARES:
  Sold...................................     25    $    273       70     $   718       20     $   226       20     $   234
  Issued as reinvestment of dividends....      1          16        6          59        2          19        1           9
  Redeemed...............................    (69)       (752)     (10)       (102)     (10)       (113)      (2)        (20)
                                           ------   --------     ----     -------     ----     -------     ----     -------
  Net increase/(decrease)................    (43)   $   (463)      66     $   675       12     $   132       19     $   223
                                           ======   ========     ====     =======     ====     =======     ====     =======
Total net increase.......................  1,795    $ 19,424      350     $ 3,598      736     $ 8,463      472     $ 5,567
                                           ======   ========     ====     =======     ====     =======     ====     =======

---------------

(a) LifeGoal Balanced Growth Portfolio Primary B Shares and Investor B Shares commenced operations on August 4, 1997 and August 13, 1997, respectively.

(b) LifeGoal Growth Portfolio Primary B Shares and Investor B Shares commenced operations on September 19, 1997 and August 12, 1997, respectively.

 *  Amount represents less than $500 or 500 shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                   OPERATING PERFORMANCE
                                               --------------------------------------------------------------
                                                                                               NET INCREASE/
                                                                                                 (DECREASE)
                                               NET ASSET                      NET REALIZED     IN NET ASSETS
                                                 VALUE           NET         AND UNREALIZED    RESULTING FROM
                                               BEGINNING     INVESTMENT       GAIN/LOSS ON       INVESTMENT
                                               OF PERIOD    INCOME/(LOSS)     INVESTMENTS        OPERATIONS
                                               --------------------------------------------------------------
LIFEGOAL INCOME AND GROWTH PORTFOLIO:
PRIMARY A SHARES:
Year Ended 3/31/1999.........................   $10.70          $0.35            $ 0.37            $0.72
Year Ended 3/31/1998.........................     9.97           0.43(a)           0.89             1.32
Period Ended 3/31/1997*......................    10.03           0.32             (0.06)            0.26
INVESTOR A SHARES:
Year Ended 3/31/1999.........................   $10.71          $0.36            $ 0.35            $0.71
Year Ended 3/31/1998.........................     9.97           0.41(a)           0.89             1.30
Period Ended 3/31/1997*......................    10.03           0.31             (0.06)            0.25
INVESTOR B SHARES:
Year Ended 3/31/1999.........................   $10.70          $0.28            $ 0.35            $0.63
Year Ended 3/31/1998**.......................    10.51           0.19(a)           0.36             0.55
INVESTOR C SHARES:
Year Ended 3/31/1999.........................   $10.70          $0.31            $ 0.31            $0.62
Year Ended 3/31/1998.........................     9.97           0.36(a)           0.89             1.25
Period Ended 3/31/1997*......................    10.03           0.31             (0.06)            0.25

---------------

 * LifeGoal Income And Growth Portfolio Primary A Shares, Investor A Shares and Investor C Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.

 ** LifeGoal Income And Growth Portfolio Investor B Shares commenced investment operations on August 7, 1997.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ The Portfolio's expenses do not include the expenses of the underlying funds.

(a) Per share amounts have been calculated using the monthly average shares method, which more appropriately represents the per share data for the period.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS  (CONTINUED)

                        DISTRIBUTIONS
-------------------------------------------------------------
                DISTRIBUTIONS
DISTRIBUTIONS   IN EXCESS OF    DISTRIBUTIONS                   NET ASSET
  FROM NET           NET          FROM NET                        VALUE
 INVESTMENT      INVESTMENT       REALIZED          TOTAL        END OF      TOTAL
   INCOME          INCOME       CAPITAL GAINS   DISTRIBUTIONS    PERIOD     RETURN++
------------------------------------------------------------------------------------
   $(0.36)             --          $(0.20)         $(0.56)       $10.86      6.98%
    (0.40)         $(0.12)          (0.07)          (0.59)        10.70     13.56%
    (0.32)             --              --           (0.32)         9.97      2.59%
   $(0.33)             --          $(0.20)         $(0.53)       $10.89      6.92%
    (0.38)         $(0.11)          (0.07)          (0.56)        10.71     13.38%
    (0.31)             --              --           (0.31)         9.97      2.54%
   $(0.24)             --          $(0.20)         $(0.44)       $10.89      6.16%
    (0.22)         $(0.07)          (0.07)          (0.36)        10.70      5.33%
   $(0.22)             --          $(0.20)         $(0.42)       $10.90      6.02%
    (0.35)         $(0.10)          (0.07)          (0.52)        10.70     12.83%
    (0.31)             --              --           (0.31)         9.97      2.54%

      RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  -------------------------------------------------------
                 RATIO OF         RATIO OF
  NET ASSETS     OPERATING     NET INVESTMENT
    END OF      EXPENSES TO      INCOME TO      PORTFOLIO
    PERIOD        AVERAGE         AVERAGE       TURNOVER
   (000'S)     NET ASSETS+++     NET ASSETS       RATE
  -------------------------------------------------------
    $8,489         0.25%            3.99%          107%
       476         0.25%            4.17%           64%
       223         0.25%+           6.34%+           2%
    $1,347         0.50%            3.74%          107%
       126         0.50%            3.92%           64%
       131         0.50%+           6.09%+           2%
    $4,806         1.25%            2.99%          107%
     1,212         1.25%+           3.17%+          64%
    $  100         1.25%            2.99%          107%
        87         1.09%            3.33%           64%
         1         0.75%+           5.84%+           2%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                   OPERATING PERFORMANCE
                                               --------------------------------------------------------------
                                                                                               NET INCREASE/
                                                                                                 (DECREASE)
                                               NET ASSET                      NET REALIZED     IN NET ASSETS
                                                 VALUE           NET         AND UNREALIZED    RESULTING FROM
                                               BEGINNING     INVESTMENT       GAIN/LOSS ON       INVESTMENT
                                               OF PERIOD    INCOME/(LOSS)     INVESTMENTS        OPERATIONS
                                               --------------------------------------------------------------
LIFEGOAL BALANCED GROWTH PORTFOLIO:
PRIMARY A SHARES:
Year Ended 3/31/1999.........................   $10.92          $0.26            $ 0.23            $0.49
Year Ended 3/31/1998.........................     9.95           0.33(a)           1.74             2.07
Period Ended 3/31/1997*......................    10.05           0.19             (0.10)            0.09
PRIMARY B SHARES:
Year Ended 3/31/1999.........................   $10.94          $0.23            $ 0.20            $0.43
Year Ended 3/31/1998**.......................    10.95           0.16(a)           0.77             0.93
INVESTOR A SHARES:
Year Ended 3/31/1999.........................   $10.94          $0.25            $ 0.21            $0.46
Year Ended 3/31/1998.........................     9.95           0.28(a)           1.79             2.07
Year Ended 3/31/1997*........................    10.05           0.19             (0.10)            0.09
INVESTOR B SHARES:
Year Ended 3/31/1999.........................   $10.92          $0.17            $ 0.22            $0.39
Year Ended 3/31/1998**.......................    10.88           0.11(a)           0.87             0.98
INVESTOR C SHARES:
Year Ended 3/31/1999.........................   $10.92          $0.20            $ 0.26            $0.46
Year Ended 3/31/1998.........................     9.95           0.23(a)           1.78             2.01
Year Ended 3/31/1997*........................    10.05           0.19             (0.10)            0.09

---------------

 * LifeGoal Balanced Growth Portfolio Primary A Shares, Investor A Shares and Investor C Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.

 ** LifeGoal Balanced Growth Portfolio Primary B Shares and Investor B Shares commenced investment operations on August 4, and August 13, 1997, respectively.

 + Annualized

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ The Portfolio's expenses do not include the expenses of the underlying funds.

(a) Per share amounts have been calculated using the monthly average shares method, which more appropriately represents the per share data for the period.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS  (CONTINUED)

                        DISTRIBUTIONS
-------------------------------------------------------------
                DISTRIBUTIONS
DISTRIBUTIONS   IN EXCESS OF    DISTRIBUTIONS                   NET ASSET
  FROM NET           NET          FROM NET                        VALUE
 INVESTMENT      INVESTMENT       REALIZED          TOTAL        END OF      TOTAL
   INCOME          INCOME       CAPITAL GAINS   DISTRIBUTIONS    PERIOD     RETURN++
------------------------------------------------------------------------------------
   $(0.28)             --          $(0.33)         $(0.61)       $10.80       4.77%
    (0.28)         $(0.32)          (0.50)          (1.10)        10.92      21.74%
    (0.19)             --              --           (0.19)         9.95       0.90%
   $(0.22)             --          $(0.33)         $(0.55)       $10.82       4.15%
    (0.20)         $(0.24)          (0.50)          (0.94)        10.94       9.24%
   $(0.25)             --          $(0.33)         $(0.58)       $10.82       4.44%
    (0.27)         $(0.31)          (0.50)          (1.08)        10.94      21.76%
    (0.19)             --              --           (0.19)         9.95       0.86%
   $(0.16)             --          $(0.33)         $(0.49)       $10.82       3.78%
    (0.20)         $(0.24)          (0.50)          (0.94)        10.92       9.70%
   $(0.13)             --          $(0.33)         $(0.46)       $10.92       4.43%
    (0.25)         $(0.29)          (0.50)          (1.04)        10.92      21.10%
    (0.19)             --              --           (0.19)         9.95       0.85%

      RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
  -------------------------------------------------------
                 RATIO OF         RATIO OF
  NET ASSETS     OPERATING     NET INVESTMENT
    END OF      EXPENSES TO      INCOME TO      PORTFOLIO
    PERIOD        AVERAGE         AVERAGE       TURNOVER
   (000'S)     NET ASSETS+++     NET ASSETS       RATE
  -------------------------------------------------------
   $14,844          0.25%           2.77%          121%
       103          0.25%           2.87%           94%
     2,114          0.25%+          3.94%+           1%
   $   276          0.75%           2.27%          121%
        26          0.75%+          2.37%+          94%
   $ 1,308          0.50%           2.52%          121%
       489          0.50%           2.62%           94%
        94          0.50%+          3.69%+           1%
   $ 8,925          1.25%           1.77%          121%
     4,917          1.25%+          1.87%+          94%
   $   266          1.25%           1.77%          121%
       737          1.09%           2.03%           94%
        18          0.75%+          3.44%+           1%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                   OPERATING PERFORMANCE
                                               --------------------------------------------------------------
                                                                                               NET INCREASE/
                                                                                                 (DECREASE)
                                               NET ASSET                      NET REALIZED     IN NET ASSETS
                                                 VALUE           NET         AND UNREALIZED    RESULTING FROM
                                               BEGINNING     INVESTMENT       GAIN/LOSS ON       INVESTMENT
                                               OF PERIOD    INCOME/(LOSS)     INVESTMENTS        OPERATIONS
                                               --------------------------------------------------------------
LIFEGOAL GROWTH PORTFOLIO:
PRIMARY A SHARES:
Year Ended 3/31/1999.........................   $12.49         $ 0.04            $0.31             $0.35
Year Ended 3/31/1998.........................    10.15           0.08(a)          2.87              2.95
Period Ended 3/31/1997*......................    10.06           0.12             0.09              0.21
PRIMARY B SHARES:
Year Ended 3/31/1999.........................   $12.49         $ 0.00            $0.30             $0.30
Year Ended 3/31/1998**.......................    12.25           0.01(a)          0.70              0.71
INVESTOR A SHARES:
Year Ended 3/31/1999.........................   $12.50         $ 0.04            $0.30             $0.34
Year Ended 3/31/1998.........................    10.15           0.05(a)          2.89              2.94
Year Ended 3/31/1997*........................    10.06           0.12             0.09              0.21
INVESTOR B SHARES:
Year Ended 3/31/1999.........................   $12.49         $(0.06)           $0.31             $0.25
Year Ended 3/31/1998**.......................    11.98          (0.02)(a)         0.99              0.97
INVESTOR C SHARES:
Year Ended 3/31/1999.........................   $12.46         $(0.05)           $0.30             $0.25
Year Ended 3/31/1998.........................    10.15           0.02(a)          2.89              2.87
Year Ended 3/31/1997*........................    10.06           0.11             0.09              0.20

---------------

 * LifeGoal Growth Portfolio Primary A Shares, Investor A Shares and Investor C Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.

 ** LifeGoal Growth Portfolio Primary B Shares and Investor B Shares commenced investment operations on September 19, and August 12, 1997, respectively.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ The Portfolio's expenses do not include the expenses of the underlying funds.

(a) Per share amounts have been calculated using the monthly average shares method, which more appropriately represents the per share data for the period.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   FINANCIAL HIGHLIGHTS  (CONTINUED)

                             DISTRIBUTIONS
    ----------------------------------------------------------------
                     DISTRIBUTIONS
    DISTRIBUTIONS     IN EXCESS OF     DISTRIBUTIONS                   NET ASSET
      FROM NET            NET            FROM NET                        VALUE
     INVESTMENT        INVESTMENT        REALIZED          TOTAL        END OF      TOTAL
       INCOME            INCOME        CAPITAL GAINS   DISTRIBUTIONS    PERIOD     RETURN++
    ---------------------------------------------------------------------------------------
           --            $(0.09)          $(0.60)         $(0.69)       $12.15       3.04%
       $(0.01)            (0.39)           (0.21)          (0.61)        12.49      29.80%
        (0.12)               --               --           (0.12)        10.15       2.10%
           --            $(0.05)          $(0.60)         $(0.65)       $12.14       2.58%
       $(0.01)            (0.25)           (0.21)          (0.47)        12.49       6.24%
           --            $(0.08)          $(0.60)         $(0.68)       $12.16       2.87%
       $(0.01)            (0.37)           (0.21)          (0.59)        12.50      29.68%
        (0.12)               --               --           (0.12)        10.15       2.05%
           --            $(0.01)          $(0.60)         $(0.61)       $12.13       2.14%
       $(0.01)            (0.24)           (0.21)          (0.46)        12.49       8.55%
           --            $(0.02)          $(0.60)         $(0.62)       $12.09       2.07%
       $(0.01)            (0.34)           (0.21)          (0.56)        12.46      28.89%
        (0.11)               --               --           (0.11)        10.15       2.01%

         RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
     -------------------------------------------------------
                    RATIO OF         RATIO OF
     NET ASSETS     OPERATING     NET INVESTMENT
       END OF      EXPENSES TO        INCOME       PORTFOLIO
       PERIOD        AVERAGE        TO AVERAGE     TURNOVER
      (000'S)     NET ASSETS+++     NET ASSETS       RATE
     -------------------------------------------------------
       $4,291         0.25%            0.46%          159%
          289         0.25%            0.65%           69%
          929         0.25%+           1.11%+          25%
       $    7         0.75%           (0.04)%         159%
            6         0.75%+           0.15%+          69%
       $3,404         0.50%            0.21%          159%
        1,526         0.50%            0.40%           69%
          681         0.50%+           0.86%+          25%
       $8,531         1.25%           (0.54)%         159%
        5,829         1.25%+        (0.35)+            69%
       $  473         1.25%           (0.54)%         159%
          342         1.09%           (0.19)%          69%
           82         0.75%+           0.61%+          25%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
   NOTES TO FINANCIAL STATEMENTS

Nations LifeGoal Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company offers three Portfolios: LifeGoal Income And Growth Portfolio, LifeGoal Balanced Growth Portfolio and LifeGoal Growth Portfolio (each a "Portfolio" and collectively, the "Portfolios"). The Portfolios invest in other mutual funds (the "Underlying Funds") distributed by Stephens Inc. ("Stephens") and advised by NationsBanc Advisors, Inc. ("NBAI"). The Portfolios offer five classes of shares: Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares and Investor C Shares. Primary B Shares are not currently offered to the Public except for the LifeGoal Balanced Growth Portfolio and LifeGoal Growth Portfolio. Shareholders of a Portfolio have equal voting rights on matters affecting all shareholders of the Portfolio. In addition, each class of shares of a Portfolio has exclusive voting rights on matters that relate solely to its class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

On October 15, 1996, the Company commenced the sale of its shares to the public. On October 2, 1996, Stephens, the Company's distributor, made an initial capital investment into each Portfolio, which was in turn invested into the Underlying Funds. The operating results from October 2, 1996 through October 14, 1996 are reflected in the beginning net asset value reported in the Financial Highlights.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

Securities Valuation: Investments in the Underlying Funds are valued at the net asset value of each Primary A Share of the respective Underlying Fund determined as of the close of the New York Stock Exchange on valuation date.

Securities Transactions and Investment Income: Securities transactions are accounted for on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Distributions from the Underlying Funds are recorded on ex-dividend date. Each Portfolio's investment income and realized and unrealized gains and losses are allocated among its classes based upon the relative net assets of each class of shares.

Dividends and Distributions to Shareholders: It is the policy of each Portfolio to declare and pay dividends from net investment income each calendar quarter. Each Portfolio will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions on a Portfolio level are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Certain reclassifications are made to each Portfolio's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under Federal income tax regulations. These reclassifications are due to different book and tax accounting for short-term capital gain distributions received and differing characterizations of distributions made by the Portfolios.

Reclassifications for the year ended March 31, 1999 were as follows:

                                           INCREASE/
                                          (DECREASE)      INCREASE/
                                         UNDISTRIBUTED    (DECREASE)
                                              NET        ACCUMULATED
                                          INVESTMENT     NET REALIZED
                                            INCOME       GAIN/(LOSS)
                                             (000)          (000)
                                         ----------------------------
Income And Growth......................       $ 6            $ (6)
Balanced Growth........................        74             (74)
Growth.................................        84             (84)

Federal Income Tax: Each Portfolio intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for Federal income or excise taxes.

Expenses: General expenses of the Company are allocated to the relevant Portfolios based upon relative net assets or other expense allocation

NATIONS FUNDS
methodologies determined by the nature of the expense. Expenses directly attributable to a Portfolio or class of shares are charged to such Portfolio or class. Expenses not directly attributable to any class of shares are prorated based on the relative net assets of each class. In addition, the Portfolios indirectly bear their pro rata share of expenses of the Underlying Funds.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Company has entered into an investment advisory agreement (the "Investment Advisory Agreement") with NBAI, a wholly-owned subsidiary of NationsBank, N.A. ("NationsBank"), which in turn is an indirect wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which NBAI provides investment advisory services to the Portfolios. Under the Investment Advisory Agreement, NBAI is entitled to receive an advisory fee, calculated daily and payable monthly, at the annual rate of 0.25% of each Portfolio's average daily net assets and has agreed to bear any and all fees and expenses of the Portfolios (other than the investment advisory fee payable under the Agreement, taxes, brokerage fees and commissions, extraordinary expenses, and any applicable Rule 12b-1 fees, shareholder servicing fees and/or shareholder administration fees).

The Company has entered into a sub-advisory agreement with NBAI and TradeStreet Investment Associates, Inc. ("TradeStreet"), a wholly-owned subsidiary of NationsBank, pursuant to which TradeStreet is entitled to receive a fee from NBAI at the annual rate of 0.05% of each Portfolio's average daily net assets.

Stephens serves as co-administrator of the Company. On February 12, 1999, NBAI began serving as co-administrator of the Portfolios with Stephens, and The Bank of New York ("BNY") began serving as sub-administrator of the Company pursuant to an agreement with NBAI. Stephens and NBAI receive no compensation for their services as administrator. Prior to February 12, 1999, First Data Investor Services Group, Inc. ("First Data"), a wholly-owned subsidiary of First Data Corporation, served as co-administrator.

NationsBank serves as the custodian of the Portfolios' assets.

First Data serves as the transfer agent for the Portfolios' shares. NationsBank of Texas also served as sub-transfer agent for the Primary A and Primary B shares of the Portfolios until it merged with NationsBank on May 6, 1998. NationsBank began serving as sub-transfer agent on that date and is providing the same services as were previously provided by NationsBank of Texas.

NBAI may, from time to time, voluntarily reduce its respective fees and/or expenses payable by each Portfolio. For the year ended March 31, 1999 NBAI did not waive or reimburse any fees or expenses.

Stephens serves as distributor of the Portfolios' shares. For the year ended March 31, 1999, the Portfolios were informed that the distributor received $610,006 in front end sales charges for sales of Investor A Shares and $9,302 in contingent deferred sales charges from shares which were subject to such charges. A substantial portion of these fees is paid to affiliates of NationsBank.

NBAI pays each unaffiliated Director an annual fee of $1,000 ($3,000 for the Chairman of the Board), plus $500 per Portfolio and an additional $1,000 for each in-person board meeting, and $500 for each telephonic board meeting attended. NBAI also reimburses expenses incurred by each unaffiliated Director in attending such meetings.

A significant portion of each Portfolio's Primary A Shares represents investments by fiduciary accounts of which NationsBank and its affiliates has either sole or joint investment discretion.

3. SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

The Company has adopted a shareholder administration plan for Primary B Shares of each Portfolio and shareholder servicing plans and distribution plans for the Investor A, Investor B and Investor C Shares of each Portfolio. The administration plan permits the Portfolios to compensate institutions for shareholder administration services provided to their customers that own Primary B Shares. The shareholder servicing plans permits the Portfolios to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution

NATIONS FUNDS
plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Portfolios to compensate or reimburse the distributor (and for Investor A shares, the distributor and/or selling agents) for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate, as a percentage of average daily net assets, set from time to time by the Board of Directors and are charged as expenses of each Portfolio directly to the applicable class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of NationsBank and NBAI.

At March 31, 1999, the rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                                  CURRENT     PLAN
                                                   RATE      LIMITS
                                                  -----------------
Primary B Administration Plan...................   0.50%     0.50%
Investor A Shareholder Servicing and
 Distribution Plan..............................   0.25%     0.25%
Investor B and Investor C Distribution Plans....   0.75%     0.75%
Investor B and Investor C Shareholder Servicing
 Plans..........................................   0.25%     0.25%

4. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of the Underlying Funds for the year ended March 31, 1999 were as follows:

                                             PURCHASES     SALES
                                               (000)       (000)
                                             --------------------
Income And Growth..........................   $20,515     $ 7,876
Balanced Growth............................    43,651      24,193
Growth.....................................    29,573      21,001

5. CAPITAL STOCK

At March 31, 1999, 1,200,000,000 shares of $.001 par value capital stock were authorized for the Company. The Company's Articles of Incorporation authorize the Board of Directors to classify or reclassify any authorized, but unissued shares into one or more additional classes or series of shares. See Schedule of Capital Stock Activity.

6. RISK FACTORS OF THE PORTFOLIOS

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund until NBAI determines that it is appropriate to dispose of such securities.

Each of the Underlying Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, derivative securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.

The officers and directors of the Company also serve as officers and directors/trustees of the Underlying Funds. In addition, NBAI and TradeStreet are wholly-owned subsidiaries of NationsBank. NationsBank of Texas was a wholly-owned subsidiary of NationsBank during the period. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolios and Underlying Funds.

From time to time, one or more of the Underlying Funds used for investment by a Portfolio may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by NBAI. These transactions will affect the Underlying Funds, since the Underlying Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities and Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell

NATIONS FUNDS
securities or invest cash at times when they would not otherwise do so.

These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. NBAI, representing the interests of the Underlying Funds, is committed to minimizing the impact of Portfolio transactions on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. NBAI may, nevertheless, face conflicts in fulfilling its responsibilities to both the Portfolios and Underlying Funds.

NATIONS FUNDS
   REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND DIRECTORS OF NATIONS LIFEGOAL FUNDS, INC.

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations LifeGoal Income And Growth Portfolio, Nations LifeGoal Balanced Growth Portfolio and Nations LifeGoal Growth Portfolio (constituting Nations LifeGoal Funds, Inc., hereafter referred to as the "Portfolios") at March 31, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 28, 1999

NATIONS FUNDS
   TAX INFORMATION (UNAUDITED)

Of the distributions paid by the following Portfolios, the corresponding percentage represents the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders:

LifeGoal Growth And Income Portfolio........................  19.15%
LifeGoal Balanced Growth Portfolio..........................  12.20%
LifeGoal Growth Portfolio...................................  17.26%

For the year ended March 31, 1999 the amount of long-term capital gain distributed by the Portfolios was as follows:

                                                               LONG TERM
                                                              CAPITAL GAIN
                                                              DISTRIBUTION
                            FUND                              DESIGNATION
--------------------------------------------------------------------------
LifeGoal Growth And Income Portfolio........................    $ 26,246
LifeGoal Balanced Growth Portfolio..........................     168,168
LifeGoal Growth Portfolio...................................     395,716

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                         [GRAPHIC DEPICTING BASKETS]

[NATIONS FUNDS LOGO]                                      BULK RATE
P.O. Box 32602                                           U.S. POSTAGE
Charlotte, NC 28234-4602                                     PAID
Toll Free 1-800-982-2271                                 N READING, MA
                                                           PERMIT NO.
                                                              105




AR8 IN97117 3/99